SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                            March 10, 2006
                  Date of Report (Date of Earliest Event Reported)


                       Earth Energy Reserves, Inc.
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                (Exact name of registrant as specified in its charter)


         Nevada               000-51489         75-2000774
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          671 Heinz Parkway
Estes Park, CO                                           80517
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     (Address of principal executive offices,          Zip Code

                           (970) 577-8325
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2010, a majority of the board of directors of the registrant terminated without cause W.A. Sikora as chief financial officer and director of the registrant.

Effective on November 2, 2010, the board of directors appointed current officer and director, Doyle Pennington as interim chief financial officer.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2010, the board of directors discovered that the restated and revised bylaws originally adopted March 10, 2006 had not been properly filed under the Securities Exchange Act of 1934.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3    Bylaws

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 17, 2010                 Earth Energy Reserves, Inc.


                                          By: /s/Steven A. Kranker
                                          ------------------------
                                          Steven A. Kranker
                                          Its:  Chief Executive Officer